UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 21, 2026

CABOT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-05667	04-2271897
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Seaport Lane, Suite 1400, Boston, Massachusetts	02210-2019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 345-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value per share	CBT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 21, 2026, Cabot Corporation (“Cabot”) completed the issuance and sale of $350 million aggregate principal amount of 4.950% senior notes due 2029 (the “Notes”).

The offering of the Notes was registered pursuant to an automatically effective shelf registration statement on Form S-3ASR under the Securities Act of 1933, as amended (Registration Statement No. 333-276078) (the “Registration Statement”), that was filed with the Securities and Exchange Commission on December 15, 2023.

The Notes were issued pursuant to an indenture (the “Base Indenture”), between Cabot and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”) dated as of June 22, 2022, as supplemented by the Second Supplemental Indenture (the “Second Supplemental Indenture”), dated as of August 21, 2026, between Cabot and the Trustee. Cabot is filing the Second Supplemental Indenture as Exhibit 4.2, to this Current Report on Form 8-K. In order to furnish as an exhibit for incorporation by reference into the Registration Statement, Cabot is filing the opinion of Ropes & Gray LLP relating to the validity of the Notes as Exhibit 5.1 to this Current Report on Form 8-K

Cabot intends to use the net proceeds of the offering to redeem its $250 million aggregate principal amount of 3.40% Senior Notes due September 2026, with the remainder being used for working capital and other general corporate purposes (including, at Cabot’s discretion, repayment of commercial paper and amounts, if any, outstanding under its multicurrency revolving credit facility).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 4.1	Indenture, dated June 22, 2022, between Cabot Corporation and U.S. Bank Trust Company, National Association (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on June 22, 2022).

Exhibit 4.2	Second Supplemental Indenture, dated August 21, 2026, between Cabot Corporation and U.S. Bank Trust Company, National Association, including the form of Global Note attached as Annex A thereto.

Exhibit 5.1	Opinion of Ropes & Gray LLP as to the validity of the Notes.

Exhibit 23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT CORPORATION

By:	/s/ Erica McLaughlin
Erica McLaughlin
Executive Vice President and Chief Financial Officer

Date: August 21, 2026